NUMBER                                                      SHARES
     JW____                                                     _____________

                     JW CHARLES FINANCIAL SERVICES, INC.        COMMON STOCK

   INCORPORATED UNDER THE LAWS OF THE THE STATE OF FLORIDA     CUSIP 159843 10 1

                                                             SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

              THIS CERTIFIES THAT

                                        SPECIMEN



              is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF

                            JW CHARLES FINANCIAL SERVICES, INC.

              transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all of the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and the By-Laws of the Corporation, to all of which the holder of this
              certificate assents by acceptance hereof.   This certificate is
              not valid unless countersigned by the Transfer Agent.

                   WITNESS the facsimile seal of the Corporation and the
              facsimile signatures of its duly authorized officers.

              Dated:

                    JW CHARLES FINANCIAL SERVICES, INC.   /s/ Marshall Leeds
                               CORPORATE                            PRESIDENT
                                 SEAL
                                 1983                    /s/ Joel E. Marks
                               FLORIDA                               SECRETARY

              COUNTERSIGNED:
                NORTH AMERICAN TRANSFER CO.
                  FREEPORT, N.Y.  11520

                                         TRANSFER AGENT

              BY
                                         AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common  UNIF GIFT MIN ACT -  ___ Custodian _____
                                                     (Cust)        (Minor)

 TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors

 JT TEN  - as joint tenants with right of
           survivorship and not as tenants           Act__________________
           in common                                        (State)
           Additional abbreviations may also be used though not in the above list.


For value received _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________

____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
   ASSIGNEE
___________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________________________


     NOTICE: THE SIGNATURE(S)ON THIS ASSIGNMENT MUST CORRESPOND WITH THE
             NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.